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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K into WMX Technologies, Inc.'s and Chemical Waste Management, Inc.'s previously filed Registration Statements on Form S-8 (Registration Nos. 33-18266 and 33-7201).


                                       ARTHUR ANDERSEN & CO.

Chicago, Illinois
June 24, 1994